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                                                                    EXHIBIT 10.5

This agreement is dated 21st Feb 2002

BETWEEN

The Vendors    John Joseph Carroll and Elizabeth Ann Carroll
               of The Coach House Wren Court
               Bridingbury Nr Rugby CV23 8EW

               and

               Derek Andrew Carroll and Suzette Carroll of Stonewood Cottage Draycotte
               Rugby Warwickshire CV23 9RB

The Purchaser  Warminster Systems Limited
               of 55-57 Woodcock Trading Estate
               Warminster Wiltshire BA12 9DX

WHEREAS the parties entered into an agreement for the sale of the Vendors' shares in Automative Information Control Systems (UK) Limited (the Company) on 28 June 2001 and the vendors agreed to accept in payment of their shares in the Company 76924 shares in Auto-Q International Inc (Auto-Q)

NOW IT IS HEREBY agreed that the completion of the acquisition of the shares held by the Vendors in the Company is contingent on the listing of the common shares of Auto-Q on the OTC Bulletin Board of Nasdaq

Signed by the said Elizabeth Ann Carroll)         /s/ E. A. Carroll
in the presence of:-                    )
/s/ [SIGNATURE ILLEGIBLE]

Signed by the said Suzette Carroll      )         /s/ S. Carroll
in the presence of:-                    )
/s/ [SIGNATURE ILLEGIBLE]

Signed by the said Derek Andrew Carroll )         /s/ D. A. Carroll
in the presence of:-                    )
/s/ [SIGNATURE ILLEGIBLE]

Signed by the said John Joseph Carroll  )         /s/ J. J. Carroll
in the presence of:-                    )
/s/ [SIGNATURE ILLEGIBLE]